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Permit No.3539

The Growth Fund of Washington, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

(graphic W fund logo)
THE GROWTH FUND OF WASHINGTON

(graphic Eastern US with Washington DC highlighted)

Annual Report
December 31, 2000

Growth of a $10,000 Investment

(Graph comparing the growth of a $10,000 investment in The Growth Fund of Washington, Standard & Poor's 500 Composite Index, and the Consumer Price Index from 1991 through 2000)

Date           Fund        S&P 500         CPI
12/31/90       $ 9425      $10000          $10000
12/31/91        11908       13034           10306
12/31/92        14018       14025           10605
12/31/93        15773       15432           10897
12/31/94        14304       15642           11188
12/31/95        20633       21499           11472
12/31/96        23656       26422           11854
12/31/97        32306       35225           12055
12/31/98        39807       45271           12250
12/31/99        38156       54785           12578
12/31/00        38404       49794           13012

Average Annual Total Return to December 31, 2000

        1year    5 years  10 years
       -5.14%    11.90%    14.40%

The Fund's results reflect payment of the maximum sales charge of 5.75%, thus the net investment was $9,425. All dividends and capital gain distributions are reinvested in additional shares without a sales charge. The graph covers the ten year period ended December 31, 2000. The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.
     Fund results in this letter were computed without a sales charge. Here are the total and average annual compound returns with all distributions reinvested for periods ended December 31, 2000, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods_10 years: +284.04%, or +14.40% a year; 5 years: +75.42%, or +11.90% a year; and 12 months: -5.14%. Sales charges are lower for accounts of $100,000 or more.

     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS. FOR EXAMPLE, THOSE WHICH INCLUDE COMMON STOCKS are AFFECTED BY FLUCTUATING STOCK PRICES, SO YOU MAY GAIN OR LOSE MONEY BY INVESTING IN THE FUND. ACCORDINGLY, INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT PERSPECTIVE. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

Fellow Shareholders

The year ended December 31, 2000 marked The Growth Fund of Washington's 15th full year of operation and proved to be, like 1999, another mercurial year for securities markets in general, as well as for Washington area stocks in particular. The Fund did, however, significantly outperform the unmanaged Standard & Poor's 500 Composite Index (S&P 500) for the year. The Fund's total return was up 0.7%, which includes reinvested dividends of five cents per share and a long-term capital gain distribution of 87 cents per share. The S&P 500 declined by 9.1% for the year, including reinvested dividends. The Fund's performance was particularly strong compared to the S&P 500 in the fourth quarter: its total return was up 2.4% while the S&P 500 dropped in value by 7.8%.

     A number of the Fund's holdings contributed to the relatively favorable results for the year:

CIENA Corp. was the Fund's best-performing holding; Fannie Mae and Freddie Mac resumed their uptrend in early September, and were both up significantly for the year; Danaher Corp. also exhibited strong performance; Capital One rose over 35 percent; Provident Bankshares Corporation registered gains, an exception to the performance of larger banks; American Tower Systems Corp., with a number of tower sites in the region, was up over 20 percent; and The Washington Post Company (a Fund holding for 15 years) registered double-digit gains.

     However, two industries detracted from performance: banks and telecommunications. The value of larger bank stocks generally suffered due to both concerns about the credit quality of bank loan portfolios and the impact of six Federal Reserve rate increases. Telecommunications issues were also weak at year-end as concerns of Economic growth and overcapacity plagued the group. In addition, as the biotechnology sector also fell into disfavor, Applera Corp. Celera Genomics, Inc. ended the year down. (Applera Corp. Celera Genomics is the new name for PE Corp. Celera Genomics.)

     On December 31, 2000, The Growth Fund of Washington held securities of 17 companies in 10 industry ecogroups. The Fund's five largest holdings were:
Freddie Mac (19.44%); Fannie Mae (17.93%); The Washington Post Co., Class B (9.94%); Capital One Financial Corp. (9.86%); and SunTrust Banks, Inc. (6.04%).

     Since our last report to you six months ago, Corvis Corporation was added to the Fund's portfolio. Corvis is a Columbia, Maryland-based leading provider of all-optical networks; such networks ease the way communications traffic is moved and allow communication service providers to realize gains in network capacity, thereby improving competitiveness by delivering new and existing services and applications more rapidly.

     During the same period, The Growth Fund of Washington eliminated seven positions. These holdings were: American Management Systems, Inc.; Circuit City Stores, Inc.; Cysive, Inc.; LifeMinders, Inc.; PRIMUS Telecommunications Group, Inc.; Teligent, Inc.; and WorldCom, Inc.

     Recent economic statistics indicate that the economy's rate of growth is slowing. Federal Reserve officials, in recent comments and policy directives, have stated that their focus over the near term is to lower short-term interest rates. In fact, in January, the Federal Reserve Open Market Committee (FOMC) twice lowered the federal funds rate _ in 50 basis point increments _ to 5.50%. These were unusual moves not only because of the size of the reductions (rates usually move in 25 basis point increments) but also in that the first action came between scheduled FOMC meetings. The Federal Reserve also stated that the focus of the central bank is on further risk of economic weakness; a lower interest rate environment should benefit stocks in general and financial stocks in particular, an area in which your Fund has a notable presence.

     Although the markets have been characterized by continuing volatility, we encourage you to maintain a long-term perspective toward your holdings. We welcome your comments, as always, and look forward to reporting to you again in six months.

Sincerely,
          (signature)           (signature)           (signature)


          James H. Lemon, Jr.   Harry J. Lister       Jeffrey L. Steele
          Chairman              Vice Chairman         President

February 20, 2001

Investment Portfolio as of December 31, 2000

                                                               Number
                                                                 of       Market      Percent of
Industry       Securities<F1>                                  Shares      Value      Net Assets

Banks          Bank of America Corp.                           44,400  $ 2,036,850     3.28%
               Multi-bank holding company with
               operations in 21 states and Washington,
               DC with $672 billion in assets.

               First Union Corporation                         72,600    2,019,188     3.25
               Major banking organization with
               assets of $258 billion, serving 15 million
               corporate and retail customers in
               investment and mortgage banking.

               Provident Bankshares Corporation                57,491    1,200,125     1.93
               Baltimore-based bank holding company
               for Provident Bank.

               SunTrust Banks, Inc.                            59,520    3,749,760     6.04
               Tenth largest banking company; branches
               Tenth largest banking company; branches
               across six states and Washington, DC
               with $100 billion in assets.

               TOTAL                                                     9,005,923    14.50

Biotechnology  Applera Corp. Celera Genomics, Inc.<F2>         40,000    1,437,500      2.32
               (formerly PE Corp. Celera Genomics, Inc.)
               Rockville, Maryland-based leading
               source of genomic and related medical
               and agricultural information.

Consumer       Capital One Financial Corp.                     93,000    6,120,562     9.86
Finance        Falls Church, Virginia-based general
               purpose credit card issuer, with
               $22 billion in managed loans.
Diversified    Fannie Mae                                     128,320   11,131,760    17.93
Financial      Washington, DC-based, the largest
Services       residential mortgage funding operation
               through the secondary market.

               Freddie Mac                                    175,200   12,066,900    19.44
               Northern Virginia-based company
               which purchases, securitizes and
               guarantees mortgages.

               TOTAL                                                    23,198,660    37.37

Diversified    American Tower Systems Corp., Class A<F2>       63,500  $ 2,405,062     3.88%
Telecommuni-   Leading independent owner and operator
cations        of over 13,000 broadcast and wireless
Services       communication sites in the United States
               and Washington, DC.

               Qwest Communications International, Inc.<F2>    69,966    2,868,606     4.62
               Leading broadband Internet-based data,voice
               and image communications company,
               serving businesses and consumers.

               Verizon Communications Corp.
               (formerly Bell Atlantic Corp.)                  56,000    2,807,000     4.52
               One of the leading providers of
               communications services serving
               31 states and Washington, DC.

               TOTAL                                                     8,080,668    13.02

Household      The Black & Decker Corp.                        10,000      392,500      .63
Appliances     Maryland-based manufacturer and
               marketer of a wide range of products
               sold to residential and commercial
               markets in over 100 countries.

Industrial     Danaher Corp.                                   50,000    3,418,750     5.51
Machinery      Washington, DC-based manufacturer
               of hand tools, automotive & trans-
               portation equipment, and process &
               environmental controls.

Internet       America Online, Inc.<F2>                        10,000      348,000      .56
Software       Herndon, Virginia-based leader in
& Services     interactive services, web brands,
               internet technologies, and
               e-commerce services.

Publishing     The Washington Post Company, Class B            10,000 $  6,168,750     9.94%
& Printing     Washington, DC-based diversified media
               organization whose principal operations
               include publishing, television broadcasting,
               cable television systems, electronic
               information services, test preparation,
               and educational and career services.

Telecommuni-   CIENA Corp.<F2>                                 20,000    1,627,500     2.62
cations        Linthicum, Maryland-based market-leading
Equipment      provider of technologies that enable
               telecommunications carriers to deliver
               multiple services.

               Corvis Corp.<F2>                                12,000      285,750      .46
               Columbia, Maryland-based leading
               provider of all-optical networks.

               TOTAL                                                     1,913,250     3.08

               TOTAL INVESTMENT SECURITIES
               (cost: $12,232,512)                                      60,084,563    96.79

               Short Term Securities:
                 Federal Home Loan Bank Discount Note
                 4.75% due 1/2/2001                                      2,063,728     3.33

               Total Investments                                        62,148,291   100.12

               Payables over cash and receivables                         (73,431)     (.12)

               NET ASSETS                                              $62,074,860   100.00%


<F1> Securities listed are common stocks unless otherwise indicated.
<F2>Indicates security which has not paid dividends during the preceding twelve months.

See Notes to Financial Statements

Statement of Assets and Liabilities as of December 31, 2000

Assets      Investment in securities,
              at market (cost: $12,232,512)             $60,084,563
            Discount note                                 2,063,728
            Cash                                             15,310
            Dividends receivable                              1,000
            Receivable for Fund's shares sold                   477
            Other assets                                     13,732  $62,178,810

Liabilities Payable for adviser and management services      36,620
            Payable for distribution plan                    33,543
            Payable for Fund's shares repurchased               370
            Accounts payable and accrued expenses            33,417      103,950

Net Assets  Capital stock
              ($.01 par value, 2,213,207 shares
              outstanding, 25,000,000 authorized)            22,132
            Paid-in capital                              14,200,677
            Unrealized gains                             47,852,051  $62,074,860
            Net asset value per share                                     $28.05

See Notes to Financial Statements

Statement of Operations for the year ended December 31, 2000

Investment Income

            Income:
              Dividends                                  $  790,586
              Interest and amoritization                    118,971   $  909,557

            Expenses:
              Investment adviser fee                        232,544
              Business management fee                       216,036
              Distribution expenses                         132,461
              Transfer agent fee                             81,334
              Auditing and legal fees                        26,441
              Custodian fee                                  35,730
              Directors' fees                                 7,800
              Postage, stationery and supplies                3,308
              Reports to shareholders                        17,832
              Registration and prospectus                    12,618
              Other                                          15,183     781,287

            Net investment income                                        128,270

Realized and Unrealized Gain on Investments

            Net realized gain on equities, identified
              cost basis                                  2,036,219
            Net change in unrealized gain               (2,160,826)
              Net realized and change in unrealized
                gain on investments                                   (124,607)

            Net increase in net assets resulting from
              operations                                               $   3,663

See Notes to Financial Statements

Statement of Changes in Net Assets

                                               For the year ended December 31,
                                                        2000            1999
Decrease in Net Assets
         Operations:
           Net investment income                      $   128,270    $   217,949
           Net realized gain on equity investments 2,036,219 1,576,252 Net change in unrealized gain on
             investments                              (2,160,826)    (4,994,866)
           Net increase (decrease) in net assets
             resulting from operations                      3,663    (3,200,665)
         Dividends and Distributions Paid to
           Shareholders:
           Dividends from net investment income          (71,380)      (176,252)
           Distributions from net realized gains      (1,704,477)    (1,575,356)
             Total                                    (1,980,524)    (1,779,057)
         Amounts Reclassified from Undistributed
           Earnings to Paid-In-Capital                  (204,667)       (27,449)
         Capital Stock Transactions:
           Net decrease in net assets resulting
             from capital stock transactions          (5,688,834)    (3,147,871)
         Total decrease in net assets                 (7,665,695)    (8,127,593)
         Net Assets:
           Beginning of year                           69,740,555     77,868,148
           End of year                                $62,074,860    $69,740,555

See Notes to Financial Statements

Financial Highlights for a share outstanding throughout the fiscal year

                                              For the Year Ended December 31,
                                           2000    1999    1998    1997    1996

Net asset value, beginning of year       $28.83  $30.86  $26.09  $20.00  $18.19
Income from investment operations:
 Net investment income                      .04     .08     .08     .09     .07
 Net realized and unrealized gain (loss)
  on investment                             .10   (1.36)   5.95    7.20    2.60
  Total from investment operations          .14   (1.28)   6.03    7.29    2.67

Less Distributions:
 Dividends (from net investment
  income)                                  (.05)   (.08)   (.07)   (.09)   (.07)
 Distributions (from capital gains)        (.87)   (.67)  (1.19)  (1.11)   (.79)
  Total distributions                      (.92)   (.75)  (1.26)  (1.20)   (.86)

Net asset value, end of year             $28.05  $28.83  $30.86  $26.09  $20.00

Total return<F1>                            .65%  (4.15)% 23.22%  36.56%  14.65%

Ratios/supplemental data:
 Net assets, end of year (in thousands)  $62,075 $69,741 $77,868 $61,649$48,801
 Ratio of expenses to avg. net assets      1.25%   1.18%   1.24%   1.25%   1.42%
 Ratio of net income to avg. net assets     .21%    .30%    .26%    .35%    .35%
 Portfolio turnover rate                  11.73%   8.07%  11.17%  13.03%  24.20%

[FN]
<F1>Excludes maximum sales charge of 5.75% of the Fund's offering price.

See Notes to Financial Statements

Notes to Financial Statements

Note 1 _ Summary of Significant Accounting Policies
     The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia.
Washington Investment Advisers, Inc. ("WIA") is the Fund's investment adviser. Washington Management Corporation ("WMC") is the Fund's business manager. WIA and WMC are wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated. Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

     Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

     Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

     Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $35,730 includes $10,442 that was paid by these credits rather than in cash.

     Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2 _ Investment Adviser and Business Management Fees and Other Transactions with Affiliates

     WIA was paid a fee of $232,544 for investment management services. The Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's net assets up to $100,000,000, decreasing to 0.35% on net assets in excess of $100,000,000. WMC was paid a fee of $216,036 for business management services. The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The Fund pays all expenses not assumed by WIA or WMC.

     Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

     Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $69,548 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

     All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.

Note 3 _ Investment Transactions

     The Fund made purchases of investment securities, other than short-term securities, of $7,078,933 and sales of $14,952,929 during the year ended December 31, 2000. Net unrealized gains at December 31, 2000 included unrealized gains of $48,827,301 and unrealized losses of $975,250.

Note 4 _ Investment Transactions

     Transactions in capital stock were:
                                         For the Year Ended
                                            December 31,
                                      2000                1999

In shares:

Shares sold                            43,467              94,465
Shares issued in
  reinvestment
  of dividends                         66,063              55,199
Total shares issued                   109,530             149,664
Shares redeemed                     (314,936)           (254,718)
Net Decrease                        (205,406)           (105,054)

In dollars:

Shares sold                        $1,257,173         $ 2,837,075
Shares issued in
  reinvestment
  of dividends                      1,763,866           1,593,468
Total shares issued                 3,021,039           4,430,543
Shares redeemed                   (8,709,873)         (7,578,414)

Net decrease                     $(5,688,834)        $(3,147,871)

Report of Independent Accountant

The Board of Directors and Shareholders
The Growth Fund of Washington, Inc. / Washington, DC

We have audited the accompanying statement of assets and liabilities and investment portfolio of The Growth Fund of Washington, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards. Generally accepted in the United States those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Washington, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                             JOHNSON LAMBERT & CO.
                                             (signature)
Bethesda, MD
January 18, 2001

Tax Information (unaudited)

     We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                        Dividends and Distributions Per Share
                                            From Net            From Net
To Shareholders             Payment        Investment           Realized
of Record                    Date            Income          Long-Term Gains
June 16, 2000            June 19, 2000        $.25                 _
December 22, 2000      December 26, 2000      $.25                $.87

     The Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the Fund from net investment income represent qualifying dividends.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

     Shareholders should consult their tax adviser.

Did you Know . . .

     The Growth Fund of Washington's systematic investment plan enables you to make regular monthly investments through drafts automatically drawn on your checking account. Shareholders who use this method of investing gain the advantage of "Dollar Cost Averaging."

     Dollar Cost Averaging is a plan where the same dollar amount is invested at regular intervals. Dollar Cost Averaging is ideally suited for long-term Fund investors, and each purchase made represents a diversified investment in the Washington area's economy. This kind of regular purchase program does more than provide you with a reasonable average cost. The habit of making regular investments over a long period of time creates a long-term savings program.

     Although Dollar Cost Averaging does not guarantee a profit or protect against a declining market, it is suited for Fund shareholders looking to accumulate Growth Fund of Washington shares at a reasonable cost.

     For more information about the plan, please contact your investment dealer or call the Chase Vista Service Center at 1-800-34-VISTA.

(graphic W fund logo)

THE GROWTH FUND OF WASHINGTON

Board of Directors

James H. Lemon, Jr.
Chairman
Chairman of the Board and Chief Executive Officer,
The Johnston-Lemon Group, Incorporated

Harry J. Lister
Vice Chairman
President, Washington Management Corporation

Cyrus A. Ansary
President, Investment Services International Co. LLC

T. Eugene Smith
President, T. Eugene Smith Inc.

Leonard P. Steuart, II
Vice President, Steuart Investment Co.

Margita E. White
President, Association for Maximum Service Television Inc.

Officers

Jeffrey L. Steele
President

Stephen Hartwell
Executive Vice President

Howard L. Kitzmiller
Senior Vice President and Secretary

Prabha S. Carpenter
Senior Vice President

Lois A. Erhard
Vice President

Ralph S. Richard
Vice President

Michael W. Stockton
Treasurer, Assistant Vice President and Assistant Secretary

J. Lanier Frank
Assistant Vice President

Ashley L. Shaw
Assistant Secretary and Assistant Treasurer

(graphic: Chase Vista Funds logo)

Chase Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392
1-800-34-VISTA

Office of the Fund and Business Manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665

Investment Adviser
Washington Investment Advisers, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Custodian
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

Transfer Agent
DST Systems, Inc
127 West 10th Street

Distributor
Vista Fund Distributors, Inc.
125 West 55th Street
New York, NY 10019

Counsel
Thompson, O'Donnell, Markham, Norton & Hannon
805 Fifteenth Street, NW
Washington, DC 20005

Independent Accountants
Johnson Lambert & Co.
7500 Old Georgetown Road
Bethesda, MD 20814

This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2001, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.

Vista Fund Distributors, Inc. is unaffiliated with The Chase Manhattan Bank.

GFW-2-1200